Exhibit 21


                      JONES LANG LASALLE INCORPORATED
                            List of Subsidiaries


                                          STATE OR OTHER
                                          JURISDICTION OF
                                          INCORPORATION OR
NAME OF SUBSIDIARY                        ORGANIZATION
------------------                        ----------------

LaSalle Investment Management, Inc.       Maryland

LaSalle Hotel Advisors, Inc.              Maryland

Tamiami Title, Inc.                       Florida

LaSalle Investment Management
  Securities, Inc.                        Maryland

LaSalle Investment Management
  Securities, L. P.                       Maryland

Jones Lang LaSalle Americas, Inc.         Maryland

Jones Lang LaSalle Development, Inc.      Maryland

CJVS, Inc.                                California

Jones Lang LaSalle (New York), Inc.       Delaware

JLW Real Estate Securities, Inc.          Delaware

JLW Capital Management, Inc.              Delaware

Jones Lang LaSalle Securities, Inc.       Maryland

Jones Lang LaSalle Americas
  Colorado, L.P.                          Colorado

Jones Lang LaSalle Americas
  Illinois, L.P.                          Illinois

Compass Cayman                            Cayman Islands

Compass Asset Management
  Services S/C Ltda.                      Brazil

LaSalle Do Brasil Ltda.                   Brazil

Jones Lang LaSalle Co-Investment, Inc.    Maryland

Jones Lang LaSalle IP, Inc.               Delaware

Jones Lang LaSalle International, Inc.    Delaware

LaSalle Partners S. de R.L. de C.V.       Mexico

LaSalle Partners Services S.
  de R.L. de C.V                          Mexico

Jones Lang LaSalle Real
  Estate Services, Inc.                   Canada

Jones Lang LaSalle S.R.L.                 Argentina

Inmobiliaria Jones Lang
  LaSalle Limitada                        Chile

Jones Lang LaSalle (Europe) Ltd.          England

Jones Lang LaSalle (Scotland) Ltd.        Scotland

Jones Lang LaSalle (Scotland)
  Service Company                         Scotland

Jones Lang LaSalle Ltd.                   Ireland

Utrillo Limited                           Ireland

Jones Lang LaSalle Mgmt. Services         Ireland

Jones Lang Wootton Limited                Ireland

JLW Financial Services Limited            Ireland

JLW Limited                               Ireland

LaSalle Investment Management             England

CIN LaSalle Property Services
  London Ltd.                             England

CIN LaSalle Property Services
  U.K. Ltd.                               England

LaSalle Partners Investment
  Management, Ltd.                        England

LaSalle Partners International            England

Compass Management & Leasing U.K. Ltd.    England

Jones Lang LaSalle Continuation Ltd.      England

Jones Lang LaSalle Limited                England

JLL 99 Ltd.                               England

Salta Ltd.                                England

Jones Lang LaSalle Eastern
  European Services Ltd.                  England

Jones Lang Wootton European
  Resources Ltd.                          England

JLW Residential Ltd.                      England

Propertylink Limited                      England

Jones Lang Wootton Fund
  Management Limited                      England

JLW Staff Resources                       England

Jones Lang Wootton
  Insurance Services                      England

JLW Pension Trustees                      England

PMR Pension Trustees Ltd.                 England

Orchid Insurance Ltd.                     Guernsey

JLW Canadian Holdings Inc.                Canada

JLW European Holdings Ltd.                Jersey

Wonderment NV                             Curaco

RM Client Mgmt. Services, Ltd.            England

Richard Main and Company                  England

JLW Jones Limited                         England

Jones Lang Wootton                        England

Jones Lang LaSalle Corporate
  Finance Limited                         England

Property Mgmt. Resources Limited          England

Real Ventures Property Partnership        England

Real Ventures (Funding) Limited           England

Jones Lang Wootton KK                     Japan

JLW Pacific Limited                       Cook Islands

Jones Lang Wootton Int'l Limited          Bermuda

JLW Nominees Ltd.                         England

Jones Lang Wootton International          England

JLW Second Nominees Ltd.                  England

JLW Building Surveying Services           England

Jones Lang LaSalle Europe Limited         England

Jones Lang LaSalle European
  Services Ltd.                           England

JLW Estate Management Services            England

Jones Lang LaSalle Resources              England

AMAS Limited                              England

Jones Lang LaSalle European
  Holdings Ltd.                           England

Jones Lang LaSalle (Israel) Ltd.          Israel

Jones Lang LaSalle Secs                   Luxembourg

Jones Lang LaSalle BV                     Netherlands

Jones Lang LaSalle Global Holdings BV     Netherlands

Jones Lang LaSalle Finance BV             Netherlands

Jones Lang LaSalle KFT                    Hungary

Jones Lang LaSalle LLC                    Russia

Jones Lang LaSalle Spzoo                  Poland

Jones Lang LaSalle Vastgoed
  Management BV                           Netherlands

Jones Lang LaSalle Vastgoed
  Taxaties BV                             Netherlands

Jones Lang LaSalle Vastgoed
  Adviseurs BV                            Netherlands

BUIJS Business Promotions BV              Netherlands

Jones Lang LaSalle Investment
  Consultants BV                          Netherlands

Jones Lang LaSalle Research &
  Consultancy BV                          Netherlands

Jones Lang LaSalle Woningbeheer BV        Netherlands

Jones Lang LaSalle SA                     Belgium

Jones Lang LaSalle Srl                    Italy

Jones Lang LaSalle SA                     France

Jones Lang LaSalle Espana SA              Spain

Jones Lang LaSalle GMBH                   Germany

Neoltia BV                                Netherlands

Ophuys BV                                 Netherlands

Pleione BV                                Netherlands

Cattleya BV                               Netherlands

S.J.I. Management Ltd.                    Cyprus

JLW India Private Limited                 India

Jones Lang LaSalle Property
  Management Services SARL                France

Jones Lang LaSalle Balay Prenot SA        France

Jones Lang LaSalle Laese SL               Spain

Jones Lang LaSalle GMBH                   Austria

Laese de Centros Comerciales SA           Portugal

Jones Lang LaSalle Asset
  Management AB                           Sweden

Epifactie BV                              Netherlands

JLW Mgmt. Services LLC                    Russia

Jones Lang Wootton (India)
  Pvt. Limited                            India

Jones Lang LaSalle Services SRL           Bucharest

Jones Lang Wootton AB                     Sweden

Wonderment BV                             Netherlands

JLW Holdings (India) Ltd.                 England

JLW (Mauritius) Ltd.                      Mauritius

JLLINT, Inc.                              Delaware

Jones Lang LaSalle Asia
  Holdings Ltd.                           Cook Islands

JLW Transact Thailand Co.-Limited         Thailand

Jones Lang LaSalle Hotels Limited         New Zealand

Jones Lang LaSalle Holdings Limited       New Zealand

Jones Lang LaSalle Hotels Pte. Limited    Singapore

Jones Lang LaSalle Advisory Limited       New Zealand

Jones Lang LaSalle Limited                New Zealand

JLW Transact Limited                      Hong Kong

Jones Lang Wootton (Myanmar) Ltd.         Myanmar

Jones Lang LaSalle SEA Ltd.               Hong Kong

Jones Lang LaSalle Limited                Hong Kong

Jones Lang LaSalle Property
  Consultants Pte. Ltd.                   Singapore

JLW Licensing Amsterdam BV                Netherlands

Jones Lang LaSalle Thailand Ltd.          Thailland

Jones Lang LaSalle Philippines Inc.       Philippines

JLW Homes Pte. Ltd.                       Singapore

JLW Lanka Pvt. Ltd.                       Sri Lanka

Jones Lang LaSalle Management
  Consultants Pvt. Ltd.                   Sri Lanka

Jones Lang LaSalle
  Management Services Ltd.                Thailand

Jones Lang LaSalle
  Consultancy Services Ltd.               Thailand

Jones Lang LaSalle Property
  Management Pte. Ltd.                    Singapore

Jones Lang LaSalle Regional
  Services Limited                        Hong Kong

Jones Lang LaSalle Plant &
  Machinery Pte. Ltd.                     Singapore

Residential Realty Ltd.                   Hong Kong

Premier Cleaning Service Ltd.             Hong Kong

Jones Lang LaSalle
  Management Services Ltd.                Hong Kong

Jones Lang LaSalle Asia Ltd.              Hong Kong

Jones Lang LaSalle China Ltd.             Hong Kong

Precision Engineering Ltd.                Hong Kong

Residential Management Services Ltd.      Hong Kong

Jones Lang LaSalle Surveyors
  Shanghai Ltd.                           China

Beijing Jones Lang LaSalle
  Property Mgt. Services Ltd.             China

LPI Australia Holdings Pty.Ltd.           Australia

Jones Lang LaSalle Real Estate
  Services Pty. Ltd.                      Australia

Jones Lang LaSalle Australia
  Pty. Limited                            Australia

Jones Lang LaSalle Hotels NSW
  Pty. Limited                            Australia

Jones Lang LaSalle Hotels
  Vic Pty. Limited                        Australia

Jones Lang LaSalle Hotels
  Qld Pty. Limited                        Australia

Jones Lang LaSalle Advisory
  Services Pty. Limited                   Australia

Jones Lang LaSalle Advisory
  Corporate Property Pty. Limited         Australia

Jones Lang LaSalle Advisory Corporate
  Property (Vic Pty.) Limited             Australia

Jones Lang LaSalle (NSW Pty.)
  Limited                                 Australia

Jones Lang LaSalle (VIC Pty.)
  Limited                                 Australia

Jones Lang LaSalle (QLD Pty.)
  Limited                                 Australia

Jones Lang LaSalle (SA Pty.)
  Limited                                 Australia

Jones Lang LaSalle (WA Pty.)
  Limited                                 Australia

Jones Lang LaSalle (ACT Pty.)
  Limited                                 Australia

Jones Lang LaSalle (TAS Pty.)
  Limited                                 Australia

Jones Lang LaSalle Superannuation
  Pty. Limited                            Australia

Jones Lang LaSalle Property Fund
  Advisors Limited                        Australia

Jones Lang LaSalle Mgmt. Services
  Pty. Limited                            Australia

Jones Lang LaSalle Strata Mgmt.
  Pty. Limited                            Australia

Jones Lang LaSalle Corporate
  Property Services Pty. Limited          Australia

LaSalle Investment Management S.N.C.      France

Lafayette Partners                        France

Jones Lang LaSalle Property
  Management Services SARL                France

LaSalle Partners Mauritius
  Private Limited                         Mauritius

LaSalle Partners (India)
  Private Limited                         India

Jones Lang LaSalle (Europe) Ltd.          England

LaSalle Investment Management
  Securities B.V.                         Netherlands

LaSalle CIEC Consulting, Ltd.             China

LaSalle Partners Luxembourg S.C.A.        Luxembourg